                                                                    EXHIBIT 99.3

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $780,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES2005-BC1

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                FEBRUARY 3, 2005

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

AGGREGATE
FICO & DOCUMENTATION

                                                                                         CURRENT
FICO SCORE            FULL DOC  LITE DOC  STATED DOC  ALL DOCS   WAC       AVG PRIN BAL    LTV
----------            --------  --------  ----------  --------  -----      ------------  -------
Not Available
451-500                   0.06%   0.00%       0.00%     0.06%   8.472%       98,995.47    68.44%
501-550                   5.80%   0.05%       1.33%     7.18%   7.722%      147,453.68    76.73%
551-600                  16.81%   0.39%       7.15%    24.35%   7.535%      150,456.23    80.70%
601-650                  19.98%   0.79%      17.40%    38.18%   7.096%      146,052.32    82.84%
651-700                   7.69%   0.50%      13.34%    21.53%   6.883%      148,314.76    83.79%
701-750                   1.95%   0.12%       4.49%     6.56%   6.764%      149,614.58    84.06%
751-800                   0.44%   0.00%       1.63%     2.07%   6.877%      134,069.53    84.00%
801-850                   0.01%   0.00%       0.07%     0.07%   6.927%      116,414.12    80.51%
                         -----    ----       -----    ------    -----       ----------    -----
TOTAL                    52.74%   1.85%      45.41%   100.00%   7.177%      147,575.69    82.18%
                         =====    ====       =====    ======    =====       ==========    =====

LTV & FICO
CURRENT LTV           FICO NOT AVAIL  451-500  501-550    551-600  601-650  651-700  701-750  751-800  801-850  TOTAL   AVG PRIN BAL
-----------           --------------  -------  ---------  -------  -------  -------  -------  -------  -------  ------  ------------
10.01-20                    0.00%      0.00%   0.00%       0.00%    0.00%    0.01%    0.00%    0.00%     0.00%    0.01%   52,290
20.01-30                    0.00%      0.00%   0.02%       0.06%    0.03%    0.01%    0.00%    0.01%     0.01%    0.14%  100,434
30.01-40                    0.00%      0.00%   0.06%       0.11%    0.31%    0.06%    0.00%    0.00%     0.00%    0.54%  159,660
40.01-50                    0.00%      0.00%   0.23%       0.25%    0.19%    0.13%    0.00%    0.00%     0.00%    0.79%  146,237
50.01-60                    0.00%      0.02%   0.31%       0.72%    0.74%    0.18%    0.07%    0.03%     0.00%    2.06%  164,197
60.01-70                    0.00%      0.00%   1.03%       2.08%    1.41%    0.39%    0.08%    0.05%     0.00%    5.04%  183,180
70.01-80                    0.00%      0.04%   2.94%       9.53%   18.33%   12.31%    4.07%    1.27%     0.04%   48.52%  158,833
80.01-90                    0.00%      0.00%   2.60%      10.04%   11.78%    4.48%    1.17%    0.31%     0.02%   30.40%  178,849
90.01-100                   0.00%      0.00%   0.01%       1.56%    5.40%    3.96%    1.17%    0.41%     0.01%   12.50%   82,359
                            ----       ----    ----       -----    -----    -----     ----     ----      ----   ------   -------
TOTAL                       0.00%      0.06%   7.18%      24.35%   38.18%   21.53%    6.56%    2.07%     0.07%  100.00%  147,576
                            ====       ====    ====       =====    =====    =====     ====     ====      ====   ======   =======

LTV & FICO
CURRENT LTV              WAC      GROSS MARGIN   LITE DOC   STATED DOC
-----------           ---------   ------------   --------   ----------
10.01-20                6.40000           -           -          -
20.01-30                6.81024     6.53386        8.48      59.79
30.01-40                6.73482     6.03921        5.54      53.55
40.01-50                6.68270     5.88161           -      46.44
50.01-60                6.78927     6.07337           -      51.36
60.01-70                6.82340     6.10739        2.68      50.53
70.01-80                6.80832     6.11725        0.98      48.27
80.01-90                7.28143     6.62861        2.98      44.45
90.01-100               8.61130     7.07859        2.34      33.04
                        -------     -------        ----      -----
TOTAL                   7.17652     6.36219        1.85      45.41
                        =======     =======        ====      =====

PRIN BALANCE & FICO
PRIN BALANCE          FICO NOT AVAIL  451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL   CURRENT LTV
-------------------   --------------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -----------
$1-$50,000               0.00%         0.01%    0.10%     0.42%    1.27%    0.82%    0.23%    0.08%    0.01%     2.95%    94.02%
$50,001-$100,000         0.00%         0.02%    1.09%     3.82%    4.96%    2.62%    0.68%    0.30%    0.02%    13.50%    83.79%
$100,001-$150,000        0.00%         0.03%    1.61%     5.12%    7.39%    3.69%    1.27%    0.42%    0.00%    19.54%    82.03%
$150,001 - $200,000      0.00%         0.00%    1.42%     4.13%    6.33%    3.15%    0.99%    0.38%    0.02%    16.42%    80.84%
$200,001 - $250,000      0.00%         0.00%    1.20%     3.04%    5.40%    2.99%    0.95%    0.39%    0.03%    14.00%    81.28%
$250,001 - $300,000      0.00%         0.00%    0.79%     2.43%    3.99%    2.39%    0.80%    0.14%    0.00%    10.53%    81.10%
$300,001 - $350,000      0.00%         0.00%    0.53%     2.36%    3.26%    1.96%    0.57%    0.20%    0.00%     8.88%    81.15%
$350,001 - $400,000      0.00%         0.00%    0.28%     1.95%    2.90%    2.08%    0.47%    0.05%    0.00%     7.73%    81.36%
$400,001 - $450,000      0.00%         0.00%    0.11%     0.43%    0.81%    0.86%    0.26%    0.05%    0.00%     2.52%    85.87%
$450,001 - $500,000      0.00%         0.00%    0.06%     0.24%    1.14%    0.55%    0.18%    0.06%    0.00%     2.23%    83.03%
$500,001 - $550,000      0.00%         0.00%    0.00%     0.33%    0.13%    0.27%    0.07%    0.00%    0.00%     0.80%    82.46%
$550,001 - $600,000      0.00%         0.00%    0.00%     0.07%    0.51%    0.14%    0.00%    0.00%    0.00%     0.72%    81.02%
$600,001 - $650,000      0.00%         0.00%    0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%        -
$650,001 - $700,000      0.00%         0.00%    0.00%     0.00%    0.09%    0.00%    0.00%    0.00%    0.00%     0.09%    51.85%
$700,001 - $750,000      0.00%         0.00%    0.00%     0.00%    0.00%    0.00%    0.09%    0.00%    0.00%     0.09%    79.71%
                         ----          ----     ----     ------   -----    -----     ----     ----     ----    ------     -----
TOTAL                    0.00%         0.06%    7.18%    24.35%   38.18%   21.53%    6.56%    2.07%    0.07%   100.00%    82.18%
                         ====          ====     ====     ======   =====    =====     ====     ====     ====    ======     =====

PRIN BALANCE & FICO
PRIN BALANCE               WAC         GROSS MARGIN  LITE DOC  STATED DOC
-------------------      --------      ------------  --------  ----------
$1-$50,000                9.94629       8.24814       0.34      48.11
$50,001-$100,000          8.07789       7.11776       0.87      34.49
$100,001-$150,000         7.33096       6.62957       0.54      36.94
$150,001 - $200,000       7.00443       6.39937       1.49      39.03
$200,001 - $250,000       6.83996       6.22441       1.83      45.89
$250,001 - $300,000       6.79749       6.13489       1.98      53.58
$300,001 - $350,000       6.75152       6.03399       2.77      60.16
$350,001 - $400,000       6.59391       5.95947       4.35      60.90
$400,001 - $450,000       6.54813       5.67668       2.15      42.61
$450,001 - $500,000       6.72972       5.88751       2.73      65.10
$500,001 - $550,000       6.75890       5.85345       7.88      59.05
$550,001 - $600,000       6.40234       5.45510      20.07      69.90
$600,001 - $650,000             -             -          -          -
$650,001 - $700,000       7.10000       6.10000          -     100.00
$700,001 - $750,000       6.59000             -          -          -
                          -------       -------      -----     ------
TOTAL                     7.17652       6.36219       1.85      45.41
                          =======       =======      =====     ======

PREPAYMENT PENALTY & FICO
PREPAYMENT PENALTY TERM     FICO NOT AVAIL  451-500 501-550 551-600  601-650 651-700  701-750  751-800  801-850  TOTAL   CURRENT LTV
-------------------------   --------------  ------- ------- -------  ------- -------  -------  -------  -------  ------  -----------
0                                0.00%       0.03%   0.84%   2.60%    4.52%   2.47%    0.74%    0.22%   0.06%     11.48%   84.71%
6                                0.00%       0.00%   0.00%   0.01%    0.01%   0.00%    0.00%    0.00%   0.00%      0.02%   79.78%
7                                0.00%       0.00%   0.00%   0.02%    0.00%   0.00%    0.00%    0.00%   0.00%      0.02%   79.72%
12                               0.00%       0.00%   0.57%   1.95%    2.24%   1.39%    0.38%    0.15%   0.00%      6.67%   81.82%
13                               0.00%       0.00%   0.00%   0.00%    0.06%   0.10%    0.00%    0.00%   0.00%      0.16%   78.67%
24                               0.00%       0.02%   4.21%  14.02%   21.60%  12.78%    3.79%    1.09%   0.01%     57.51%   82.21%
36                               0.00%       0.01%   1.00%   4.50%    8.54%   3.95%    1.31%    0.49%   0.01%     19.79%   81.18%
48                               0.00%       0.00%   0.00%   0.00%    0.01%   0.03%    0.00%    0.00%   0.00%      0.04%   88.56%
60                               0.00%       0.00%   0.57%   1.25%    1.20%   0.81%    0.34%    0.13%   0.00%      4.30%   80.29%
                                 ----        ----    ----   -----    -----   -----     ----     ----    ----     ------    -----
TOTAL                            0.00%       0.06%   7.18%  24.35%   38.18%  21.53%    6.56%    2.07%   0.07%    100.00%   82.18%
                                 ====        ====    ====   =====    =====   =====     ====     ====    ====     ======    =====

PREPAYMENT PENALTY & FICO
PREPAYMENT PENALTY TERM           WAC     GROSS MARGIN   AVG PRIN BAL  LITE DOC   STATED DOC
-------------------------       -------   ------------   ------------  --------   ----------
0                               7.83589     6.72439        106,181.20    1.12       46.94
6                               6.44297     5.91872        95,376.30        -           -
7                               6.70000     5.70000        187,340.69       -           -
12                              7.49567     6.72152        152,612.34    0.21       48.50
13                              6.37183     5.05441        252,611.69       -       63.15
24                              7.08591     6.32432        160,505.53    2.18       46.96
36                              7.00125     6.11968        147,200.23    1.94       40.06
48                              5.86236     5.24000        141,322.36       -           -
60                              6.98767     6.18077        135,481.62    1.56       40.76
                                -------     -------        ----------    ----       -----
TOTAL                           7.17652     6.36219        147,575.69    1.85       45.41
                                =======     =======        ==========    ====       =====

MORTG RATES & FICO
MORTG RATES           FICO NOT AVAIL  451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL   CURRENT LTV
------------------    --------------  -------  -------  -------  -------  -------  -------  -------  -------  ------   -----------
4.001-4.5%               0.00%         0.00%    0.00%    0.00%    0.00%    0.02%     0.00%  0.00%    0.00%      0.02%     79.91%
4.501-5.0%               0.00%         0.00%    0.00%    0.02%    0.01%    0.01%     0.00%  0.00%    0.00%      0.04%     72.92%
5.001-5.5%               0.00%         0.00%    0.02%    0.46%    0.90%    1.02%     0.29%  0.05%    0.00%      2.74%     77.21%
5.501-6.0%               0.00%         0.00%    0.09%    1.34%    4.20%    3.84%     1.51%  0.52%    0.01%     11.51%     78.25%
6.001-6.5%               0.00%         0.00%    0.59%    3.39%    9.18%    5.52%     1.82%  0.52%    0.03%     21.04%     79.85%
6.501-7.0%               0.00%         0.00%    1.46%    5.22%    9.30%    5.01%     1.54%  0.53%    0.02%     23.07%     80.99%
7.001-7.5%               0.00%         0.00%    1.28%    3.75%    5.12%    2.11%     0.45%  0.11%    0.00%     12.82%     82.25%
7.501-8.0%               0.00%         0.01%    1.29%    2.84%    3.48%    1.46%     0.25%  0.04%    0.01%      9.38%     83.84%
8.001-8.5%               0.00%         0.01%    0.77%    2.28%    1.96%    0.51%     0.11%  0.05%    0.00%      5.70%     84.90%
8.501-9.0%               0.00%         0.03%    0.94%    1.98%    1.30%    0.34%     0.08%  0.06%    0.00%      4.74%     85.90%
9.001-9.5%               0.00%         0.01%    0.35%    1.03%    0.66%    0.46%     0.12%  0.04%    0.00%      2.68%     89.43%
9.501-10.0%              0.00%         0.00%    0.30%    1.49%    0.77%    0.35%     0.13%  0.02%    0.00%      3.06%     89.08%
10.001-10.5%             0.00%         0.00%    0.06%    0.41%    0.25%    0.25%     0.12%  0.04%    0.00%      1.13%     91.80%
10.501-11.0%             0.00%         0.00%    0.01%    0.11%    0.67%    0.61%     0.12%  0.08%    0.01%      1.61%     98.86%
11.001-11.5%             0.00%         0.00%    0.01%    0.01%    0.13%    0.01%     0.01%  0.01%    0.00%      0.17%     98.69%
11.501-12.0%             0.00%         0.00%    0.00%    0.01%    0.23%    0.02%     0.00%  0.01%    0.00%      0.26%     99.55%
12.001-12.5%             0.00%         0.00%    0.00%    0.00%    0.00%    0.00%     0.00%  0.00%    0.00%      0.00%         -
12.501-13.0%             0.00%         0.00%    0.00%    0.00%    0.01%    0.00%     0.00%  0.00%    0.00%      0.01%     97.54%
                         ----          ----     ----    -----    -----    -----      ----   ----     ----     ------      -----
TOTAL                    0.00%         0.06%    7.18%   24.35%   38.18%   21.53%     6.56%  2.07%    0.07%    100.00%     82.18%
                         ====          ====     ====    =====    =====    =====      ====   ====     ====     ======      =====

MORTG RATES & FICO
MORTG RATES                 WAC       GROSS MARGIN    AVG PRIN BAL   LITE DOC  STATED DOC
------------------        --------    ------------    ------------   --------  ---------
4.001-4.5%                 4.50000      4.25000       179,800.22           -          -
4.501-5.0%                 4.99420      5.06725       107,592.50           -      75.34
5.001-5.5%                 5.38919      4.92441       222,820.24        3.83      23.70
5.501-6.0%                 5.87027      5.20023       206,871.91        2.63      41.53
6.001-6.5%                 6.32614      5.76129       194,436.80        2.65      40.96
6.501-7.0%                 6.80623      6.15115       180,694.01        1.78      50.17
7.001-7.5%                 7.30359      6.56671       167,376.78        0.89      51.76
7.501-8.0%                 7.77687      7.01005       141,250.99        1.39      48.49
8.001-8.5%                 8.28373      7.55673       125,846.62        2.58      42.78
8.501-9.0%                 8.78483      8.11715       113,033.74           -      41.09
9.001-9.5%                 9.34707      8.77970        83,758.71           -      45.13
9.501-10.0%                9.81684      9.17132        68,211.19        1.13      29.12
10.001-10.5%              10.31941      9.62526        59,907.33        2.25      49.76
10.501-11.0%              10.80172     10.24322        45,741.59        0.56      77.23
11.001-11.5%              11.31630            -        36,486.86        4.88      37.27
11.501-12.0%              11.91793            -        37,648.88        2.08      81.41
12.001-12.5%                     -                             -           -          -
12.501-13.0%              12.89973            -        33,077.79           -          -
                          --------      -------       ----------        ----      -----
TOTAL                      7.17652      6.36219       147,575.69        1.85      45.41
                          ========      =======       ==========        ====      =====

MORTG RATES & LTV

MORTG RATES         LTV 1-10  11-20  21-30   31-40  41-50   51-60  61-70   71-80  81-90  91-100  101-110   TOTAL    AVG FICO
-----------         --------  -----  -----   -----  -----   -----  -----   -----  -----  ------  -------   ------   --------
4.001-4.5%              0.00%  0.00%  0.00%   0.00%  0.00%   0.00%  0.00%   0.02%  0.00%   0.00%    0.00%    0.02%    687.00
4.501-5.0%              0.00%  0.00%  0.00%   0.00%  0.00%   0.00%  0.01%   0.03%  0.00%   0.00%    0.00%    0.04%    622.16
5.001-5.5%              0.00%  0.00%  0.00%   0.02%  0.06%   0.04%  0.33%   2.00%  0.22%   0.07%    0.00%    2.74%    648.23
5.501-6.0%              0.00%  0.00%  0.04%   0.10%  0.13%   0.29%  0.89%   7.65%  2.21%   0.20%    0.00%   11.51%    654.53
6.001-6.5%              0.00%  0.01%  0.00%   0.12%  0.16%   0.48%  1.19%  12.86%  5.38%   0.85%    0.00%   21.04%    639.97
6.501-7.0%              0.00%  0.00%  0.06%   0.18%  0.22%   0.61%  0.97%  12.07%  7.49%   1.47%    0.00%   23.07%    628.24
7.001-7.5%              0.00%  0.00%  0.00%   0.07%  0.11%   0.38%  0.67%   5.23%  4.96%   1.41%    0.00%   12.82%    613.52
7.501-8.0%              0.00%  0.00%  0.01%   0.00%  0.10%   0.14%  0.32%   3.73%  3.69%   1.38%    0.00%    9.38%    608.92
8.001-8.5%              0.00%  0.00%  0.02%   0.03%  0.01%   0.02%  0.30%   1.84%  2.24%   1.24%    0.00%    5.70%    600.15
8.501-9.0%              0.00%  0.00%  0.00%   0.00%  0.00%   0.05%  0.23%   1.14%  2.43%   0.90%    0.00%    4.74%    590.25
9.001-9.5%              0.00%  0.00%  0.00%   0.00%  0.00%   0.03%  0.06%   0.63%  0.91%   1.06%    0.00%    2.68%    607.97
9.501-10.0%             0.00%  0.00%  0.00%   0.01%  0.00%   0.01%  0.06%   1.01%  0.66%   1.30%    0.00%    3.06%    599.31
10.001-10.5%            0.00%  0.00%  0.00%   0.01%  0.00%   0.00%  0.03%   0.26%  0.17%   0.66%    0.00%    1.13%    626.89
10.501-11.0%            0.00%  0.00%  0.00%   0.00%  0.00%   0.01%  0.00%   0.04%  0.03%   1.54%    0.00%    1.61%    654.59
11.001-11.5%            0.00%  0.00%  0.00%   0.00%  0.00%   0.00%  0.00%   0.01%  0.00%   0.16%    0.00%    0.17%    633.33
11.501-12.0%            0.00%  0.00%  0.00%   0.00%  0.00%   0.00%  0.00%   0.00%  0.01%   0.26%    0.00%    0.26%    631.37
12.001-12.5%            0.00%  0.00%  0.00%   0.00%  0.00%   0.00%  0.00%   0.00%  0.00%   0.00%    0.00%       -          -
12.501-13.0%            0.00%  0.00%  0.00%   0.00%  0.00%   0.00%  0.00%   0.00%  0.00%   0.01%    0.00%    0.01%    613.76
                        ----   ----   ----    ----   ----    ----   ----   -----  -----   -----     ----   ------     ------
TOTAL                   0.00%  0.01%  0.14%   0.54%  0.79%   2.06%  5.04%  48.52% 30.40%  12.50%    0.00%  100.00%    626.19
                        ====   ====   ====    ====   ====    ====   ====   =====  =====   =====     ====   ======     ======

MORTG RATES & LTV

                                                                  STATED
MORTG RATES              GROSS MARGIN   AVG PRIN BAL  LITE DOC     DOC
-----------              ------------   ------------  --------    -----
4.001-4.5%                 4.25000      179,800.22         -          -
4.501-5.0%                 5.06725      107,592.50         -      75.34
5.001-5.5%                 4.92441      222,820.24      3.83      23.70
5.501-6.0%                 5.20023      206,871.91      2.63      41.53
6.001-6.5%                 5.76129      194,436.80      2.65      40.96
6.501-7.0%                 6.15115      180,694.01      1.78      50.17
7.001-7.5%                 6.56671      167,376.78      0.89      51.76
7.501-8.0%                 7.01005      141,250.99      1.39      48.49
8.001-8.5%                 7.55673      125,846.62      2.58      42.78
8.501-9.0%                 8.11715      113,033.74         -      41.09
9.001-9.5%                 8.77970       83,758.71         -      45.13
9.501-10.0%                9.17132       68,211.19      1.13      29.12
10.001-10.5%               9.62526       59,907.33      2.25      49.76
10.501-11.0%              10.24322       45,741.59      0.56      77.23
11.001-11.5%                     -       36,486.86      4.88      37.27
11.501-12.0%                     -       37,648.88      2.08      81.41
12.001-12.5%                     -               -         -          -
12.501-13.0%                     -       33,077.79         -          -
                          --------      ----------      ----      -----
TOTAL                      6.36219      147,575.69      1.85      45.41
                          ========      ==========      ====      =====